SUPPLEMENT DATED MARCH 23, 2005
                                     TO THE
                       CLASS A & CLASS B SHARE PROSPECTUS
                                       OF
                             THE TANAKA GROWTH FUND
                               DATED APRIL 1, 2004


The following amendment is being made to the Class A & Class B Share Prospectus of The Tanaka Growth Fund (the "Fund"), dated April 1, 2004. The Fund is a separate series of Tanaka Funds, Inc., a registered open end management investment company.

The Board of Directors of Tanaka Funds Inc. has decided to close Class A and Class B shares of the Fund to new investors, such closure to be effective immediately. Accordingly, as of March 23, 2005, new investors will no longer be able to purchase either Class A or Class B shares of the Fund. The Board has taken this action as part of an overall decision to permanently close both Class A and Class B shares and convert such shares to Class R shares.

Class R shares are offered by the Fund without sales loads or other sales charges and charge an ongoing shareholder servicing fee at an annual rate of 0.25% of share assets. Class A shares of the Fund charge a maximum front-end sales load of 4.50% and charge an ongoing servicing and distribution (12b-1) fee at an annual rate of 0.25% of share assets. Class B shares charge a back-end contingent deferred sales charge of 5.00%, which declines to zero over a period of years and charge an ongoing servicing and distribution (12b-1) fee at an annual rate of 1.00% of share assets. By converting current Class A and Class B shares to Class R shares, shareholders of Class A and/or Class B shares will no longer be subject to any sales charges, and in the case of Class B shares, will enjoy significantly lower ongoing expenses as a result of the decrease in servicing and distribution (12b-1) fees.

The Board has taken this action as a result of its ongoing analysis of the Fund, the economic consequences of offering multiple share classes and industry debate over Class B shares. The Board has concluded that the benefit to the Fund of offering multiple share classes was outweighed by the economic costs of maintaining those share classes. This fact became more evident over time as inflows of purchasers of Class A and Class B shares were insufficient to offset the ongoing expenses of maintaining each class. The Board anticipates that the conversion of Class A and Class B shares to Class R shares will be completed on or about May 1, 2005.